SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2007

Headliners Entertainment Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33145	84-1195628
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

One Exchange Place - Suite 1000-19
Jersey City, NJ 07302
(Address of principle executive offices)

(973) 685-5989
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

On March 5, 2007, Headliners Entertainment Group, Inc. (the “Company”) filed a voluntary bankruptcy case under Chapter 11 of the United States Bankruptcy Code (the "Company Bankruptcy Petition"). The Company Bankruptcy Petition was filed in the United States Bankruptcy Court for the District of New Jersey-Newark and is designated as case number 07-12947. The date jurisdiction was assumed is March 5, 2007. As this is a Chapter 11 case, the Company has been and remains the Debtor in Possession and as such has the rights and duties of a trustee as of the date of filing of the Company Bankruptcy Petition.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.
Not applicable

(b)	Pro forma financial information
Not applicable

(c)	Exhibits.
None

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

Headliners Entertainment Group, Inc.

By:	/s/ Frank J. Orlando
Frank J. Orlando
Chief Restructuring Officer and
Chief Financial Officer

Date: March 9, 2007